EXHIBIT 32

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Pacific Health Care Organization, Inc., on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Tom Kubota, Chief Executive Officer of the Company and Donald C. Hellwig, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: April 13, 2004            /s/ Tom Kubota
                                ----------------------------------------
                                Tom Kubota, Chief Executive Officer


Date: April 13, 2004            /s/ Donald C. Hellwig
                                ----------------------------------------
                                Donald C. Hellwig, Chief Financial Officer